UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549


                                   FORM 8-K

                                CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported) February 22, 1996


                            TRIARC COMPANIES, INC.
                  ------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


DELAWARE           1-2207            38-0471180
----------     ----------           ------------
(State or other     (Commission    (IRS Employer
jurisdiction of     File Number)   Identification No.)
incorporation)


          900 Third Avenue
          New York, New York             10022
     ----------------------------       ------------
     (Address of Principal Executive Offices)   (Zip Code)


Registrant's telephone number, including area code:  (212) 230-3000




                ---------------------------------------------
                      (Former Name or Former Address, if
                          Changed Since Last Report)

Item 5.   Other Events.

     On February 22, 1996, the Registrant and Southeastern Public Service Company ("SEPSCO"), a wholly-owned subsidiary of the Registrant, announced that SEPSCO has completed the redemption of all of its outstanding 11-7/8%
Senior Subordinated Debentures due February 1, 1998.   SEPSCO intends to file
a Form 15 with the Securities and Exchange Commission and to cease filing reports under the Securities and Exchange Act of 1934, as amended, in the near future.

     A copy of the press release is being filed herewith as an exhibit hereto and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

     99.1 Press release dated February 22, 1996.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         TRIARC COMPANIES, INC.


Date:  February 22, 1996 By:  Joseph A. Levato
                              -------------------
                              Joseph A. Levato
                              Executive Vice President
                              and Chief Financial Officer

                                Exhibit Index


Exhibit
No.       Description                             Page No.
--------  ------------                            --------

99.1    Press release dated February 22, 1996